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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JULY 1, 2003, PROVIDING FOR
                    THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                          CERTIFICATES, SERIES 2003-5)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-104020                  33-0727357
           --------                ----------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------

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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On July 23, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust 2003-5, Asset-Backed Certificates, Series 2003-5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $568,426,473 and any amounts in the Pre- funding Accounts as of July 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated July 21, 2003, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3 and Option One Owner Trust 2001-2, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated July 21, 2003, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to Banc of America Securities LLC and Greenwich Capital Markets, Inc. (the "Underwriters"), pursuant to an Underwriting Agreement, dated July 21, 2003 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-





                         Initial Certificate Principal
         Class             Balance or Notional Amount          Pass-Through Rate
         -----             --------------------------          -----------------
          A-1                   $ 345,390,000.00                    Variable

          A-2                   $ 276,160,000.00                    Variable
          A-3                   $ 15,950,000.00                     Variable
          M-1                   $ 39,375,000.00                     Variable
          M-2                   $ 31,875,000.00                     Variable
          M-3                    $ 7,500,000.00                     Variable

          M-4                    $ 9,375,000.00                     Variable
          M-5                    $ 7,500,000.00                     Variable
          M-6                    $ 8,250,000.00                     Variable
           C                     $ 8,624,992.09                     Variable
           P                        $ 100.00                          N/A
           R                        100.00%                           N/A


         The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 21, 2003, and the Prospectus Supplement, dated July 21, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits




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                                       -4-


         Exhibit No.                                  Description
         -----------                                  -----------
              4.1 Pooling and Servicing Agreement, dated as of July 1, 2003, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank
                                            Minnesota, National Association as
                                            Trustee, relating to the Series
                                            2003-5 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 10, 2003


                                             OPTION ONE MORTGAGE ACCEPTANCE
                                             CORPORATION


                                             By: /s/ David S. Wells
                                                 --------------------------
                                             Name:   David S. Wells
                                             Title:  Assistant Secretary







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
                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of July 1,
                       2003, by and among Option One Mortgage Acceptance
                       Corporation as Depositor, One Mortgage Corporation as
                       Master Servicer and Wells Fargo Bank Minnesota, National
                       Association as Trustee relating to the Series 2003-5
                       Certificates.






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                                   Exhibit 4.1